Exhibit 23.02

                          INDEPENDENT AUDITORS' CONSENT

Board of Directors and Shareholders
United States Filter Corporation:

      We consent to the use of our report incorporated by reference herein and the reference to our firm under the heading "Experts" in the Prospectus.



/s/ KPMG Peat Marwick LLP


Orange County, California
May 11, 1998



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                                                                   Exhibit 23.02

                          INDEPENDENT AUDITORS' CONSENT

Board of Directors and Shareholders
United States Filter Corporation:

      We consent to the use of our report incorporated by reference herein and the reference to our firm under the heading "Experts" in the Prospectus.


/s/ KPMG Peat Marwick LLP


Chicago, Illinois
May 11, 1998


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                                                                   Exhibit 23.02

                        CONSENT OF KPMG PEAT MARWICK LLP


The Board of Directors
Culligan Water Technologies, Inc.

      We consent to the inclusion of our report dated March 17, 1997, with respect to the consolidated balance sheets of Culligan Water Technologies, Inc. as of January 31, 1997 and 1996 and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended January 31, 1997, which report appears in the Form 8-K of United States Filter Corporation dated May 1998.



/s/ KPMG Peat Marwick LLP
Chicago, Illinois
May 6, 1998


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                                                                   Exhibit 23.02

CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

To the Board of Directors and Shareholders

United Utilities PLC:

We consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-45981) of United States
Filter Corporation of our report dated 16 October 1996 relating to the aggregated financial statements of the United Utilities PLC Process Division as of 31 March 1996 and 1995 and for each of the years in the two year period ended 31 March 1996.


/s/ KPMG Audit Plc
KPMG Audit Plc
Manchester, England
7 May 1998



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                                                                   Exhibit 23.02

                            CONSENT OF KPMG AUDIT PLC


The Board of Directors of Protean plc:

We consent to the inclusion of our report dated June 12, 1997, with respect to the consolidated balance sheet of Protean plc as of March 31, 1997, and the related consolidated profit and loss account, cash flow statement, reconciliation of net cash flow to movement in net debt, statement of total recognized gains and losses, reconciliation of movements in shareholders' funds, and note of consolidated historical cost profits and losses for the year ended March 31, 1997, which report appears in the Form 8-K of United States Filter Corporation dated May 1998.



/s/ KPMG Audit Plc
London
May 6, 1998